EX-10.4


         DATED                                                     2006
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                              THERMODYNETICS, INC.



                                       and



                            TURBOTEC PRODUCTS LIMITED





         --------------------------------------------------------------

         DEED OF AMENDMENT TO AN AGREEMENT FOR THE SALE AND PURCHASE OF
                       THE ENTIRE ISSUED SHARE CAPITAL OF
                             TURBOTEC PRODUCTS, INC.

         --------------------------------------------------------------













                                Nabarro Nathanson
                                   Lacon House
                                 Theobald's Road
                                 London WC1X 8RW

                            Tel: +44 (0)20 7524 6000

        DEED OF VARIATION TO AN AGREEMENT FOR SALE AND PURCHASE OF SHARES


DATE


PARTIES

(1) Thermodynetics, Inc. a company incorporated in the State of Delaware under the Delaware General Corporation Law, whose principal place of business is at 651 Day Hill Road, Windsor, Connecticut 06095-1714, United States of America (the "SELLER"); and

(2) TURBOTEC PRODUCTS LIMITED (incorporated and registered in England and Wales under company number 5593339) the registered office of which is at c/o Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU (the "PURCHASER").

WHEREAS:

On 8 April 2006 the Seller and Purchaser entered into an agreement ("SHARE EXCHANGE AGREEMENT") pursuant to which the Purchaser acquired the shares of common stock of Turbotec Products, Inc. held by the Seller in consideration for the issue to the Seller of ordinary shares of 1p each in the capital of the Purchaser ("CONSIDERATION SHARES").

The parties hereto acknowledge that an error was made in the number of Consideration Shares to be allotted to the Seller.

Accordingly, the parties hereto have agreed to enter into this deed to correct the error.

Defined terms in the Share Exchange Agreement shall have the same meaning in this deed.

NOW THIS DEED WITNESSETH AS FOLLOWS:

1.     REVISION TO CONSIDERATION SHARES

1.1 The Parties agree that Share Exchange Agreement shall be deemed to be varied by revising the number of Consideration Shares from 7,212,307 to 10,009,490.

1.2 Accordingly, the Purchaser shall hold a further meeting of its board of directors to allot and issue, credited as fully paid, the correct number of Consideration Shares and shall revise its return on allotments accordingly.

1.3 Save as aforesaid, the Share Exchange Agreement shall remain in full force and effect.

1.4 This deed and all disputes or claims arising out of or in connection with it shall be governed by and construed in accordance with English law, providing that nothing herein shall operate

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

           so as to prevent either or both of the company and the Nomad from bringing enforcement proceedings in any other jurisdiction of their choosing.

1.5 In relation to any legal action or proceedings arising out of or in connection with this agreement, each of the parties irrevocably submits to the non exclusive jurisdiction of the English Courts.

19.3 The Seller hereby irrevocably appoints Jordans Limited at 20-22 Bedford Row, London WC12 4JS, to receive, for it and on its or his behalf, service of process in any proceedings in England. Such service shall be deemed completed on delivery to such process agent (whether or not it is forwarded to and received by the Seller). If for any reason such process agent ceases to be able to act as such or no longer has an address in England, the Seller hereby irrevocably agrees to appoint a substitute process agent acceptable to the
           Purchaser and shall immediately notify the Purchaser of such appointment and deliver to the Purchaser a copy of the new agent's acceptance of that appointment within 30 days. Nothing shall affect the right to serve process in any other manner permitted by the law.

IN WITNESS WHEREOF this document has been has been executed as a deed but shall not be deemed to be effective until dated.


Signed by a director, duly authorised for and on      )
behalf of THERMODYNETICS, INC.                        )     /s/
in the presence of                                    )


Witness:..............................................

Name:.................................................

Address:..............................................

.......................................................

.......................................................

Occupation:...........................................




EXECUTED as a deed by TURBOTEC                        )
PRODUCTS LIMITED                                      )
acting by:                                            )

                                                      Director     /s/

                                                      Director/Secretary     /s/

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